UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2005

DITECH COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26209	94-2935531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 E. Middlefield Road

Mountain View, Ca. 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 623-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 15, 2005, the Board of Directors of Ditech Communications Corporation (“Ditech”), a Delaware corporation, upon the recommendation of its Compensation Committee, adopted the 2005 New Hire Stock Option Plan (the “New Hire Plan”), a stock option plan for granting stock options only to new hires of Ditech.  Pursuant to the New Hire Plan, 200,000 shares of Ditech’s common stock is reserved for issuance to newly hired employees of Ditech.  The New Hire Plan was adopted without stockholder approval in reliance of the “inducement grant exception” provided by Rule 4350(i)(1)(A)(iv) of the NASD Marketplace Rules.

The New Hire Plan is attached hereto as Exhibit 10.22, and the Form of Stock Option Agreement for use in grants under the New Hire Plan is attached hereto as Exhibit 10.23.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.22	2005 New Hire Stock Option Plan.

10.23	Form of Stock Option Agreement under the 2005 New Hire Stock Option Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DITECH COMMUNICATIONS CORPORATION

Dated: November 15, 2005	By:	/s/ William J. Tamblyn
William J. Tamblyn
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.22	2005 New Hire Stock Option Plan.

10.23	Form of Stock Option Agreement under the 2005 New Hire Stock Option Plan.